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Cusip No. 87959Y103                   13G

                        EXHIBIT A: Joint Filing Agreement
                        ---------------------------------

     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13G referred to below) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $0.01 per share, of Teligent, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

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                               Page 13 of 14 pages

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Cusip No. 87959Y103                    13G

                        CARLYLE-LCC INVESTORS I, L.P.

                               By:   TC Group, L.L.C., its General Partner

                               By:    /s/ Daniel D'Aniello
                                      ____________________
                               Name:  Daniel D'Aniello
                                      ____________________

                               Title: Managing Director
                                      __________________

                        CARLYLE-LCC INVESTORS II, L.P.

                               By:   TC Group, L.L.C., its General Partner

                               By:    /s/ Daniel D'Aniello
                                      ____________________
                               Name:  Daniel D'Aniello
                                      ____________________

                               Title: Managing Director
                                      __________________

                        CARLYLE-LCC INVESTORS III, L.P.

                               By:   TC Group, L.L.C., its General Partner

                               By:    /s/ Daniel D'Aniello
                                      ____________________
                               Name:  Daniel D'Aniello
                                      ____________________

                               Title: Managing Director
                                      __________________

                        CARLYLE-LCC INVESTORS IV (E), L.P.

                               By:   TC Group, L.L.C., its General Partner

                               By:    /s/ Daniel D'Aniello
                                      ____________________
                               Name:  Daniel D'Aniello
                                      ____________________

                               Title: Managing Director
                                      __________________

                        TC GROUP, L.L.C.

                               By:   TCG Holdings, L.L.C., its Managing Member

                               By:    /s/ Daniel D'Aniello
                                      ____________________
                               Name:  Daniel D'Aniello
                                      ____________________

                               Title: Managing Director
                                      __________________

                        TCG HOLDINGS, L.L.C.

                               By:    /s/ Daniel D'Aniello
                                      ____________________
                               Name:  Daniel D'Aniello
                                      ____________________

                               Title: Managing Director
                                      __________________

                               Page 14 of 14 pages